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                                                                   EXHIBIT 99.6

                              STARBASE CORPORATION
                    UNAUDITED PRO FORMA FINANCIAL STATEMENTS

On February 20, 2001 the Company acquired all of the outstanding shares of common stock of worldweb.net, inc. ("Worldweb"), through a wholly owned subsidiary, in exchange for 8,300,000 shares of Starbase common stock valued at $30,000,000, cash in lieu of common stock of $556,937, and the assumption of net assets estimated to be $4,404,000 and net liabilities estimated to be $8,366,000 at February 20, 2001. Transaction costs are estimated to be $1,265,000. The acquisition was accounted for as a purchase and the purchase price of $35,227,000 was allocated to $3,962,000 of net liabilities assumed, $5,800,000 to other purchased intangibles and $29,427,000 to goodwill. Such allocations are preliminary and may change when all the necessary information has been received.

On February 23, 2001, the Company acquired all of the outstanding capital stock and stock options of Technology Builders, Inc. ("TBI") in exchange for 10,505,280 shares of Starbase common stock valued at $35,836,605, assumption of stock options valued at $2,359,000, and the assumption of net assets estimated to by $6,049,000 and net liabilities estimated to be $12,470,000 at February 23, 2001. Transaction costs are estimated to be $1,929,000. The acquisition will be accounted for as a purchase and the purchase price of $46,545,605 was allocated to $6,421,000 of net liabilities acquired, $14,000,000 to other purchased intangibles, $1,200,000 to in-process research and development and $31,345,605 to goodwill. Such allocations are preliminary and may change when all the necessary information has been received.

The effects of the acquisitions are included in the consolidated balance sheet of Starbase Corporation as of March 31, 2001; as reported in Form 8-K dated May 7, 2001, therefore, no pro forma balance sheet is required. An unaudited consolidated pro forma statement of operations for the year ended March 31, 2001 is included herein. Such unaudited consolidated pro forma statement of operations includes the results of operations of Starbase Corporation for the year ended March 31, 2001, of Worldweb for the year ended December 31, 2000, and of TBI for the period from March 1, 2000 to February 23, 2001. The unaudited consolidated pro forma statement of operations assumes the acquisitions of Worldweb and TBI had occurred on April 1, 2000. The unaudited consolidated pro forma combined results of operations is presented for information purposes only, is based on historical information, and does not necessarily reflect the actual results that would have occurred nor is it necessarily indicative of future results of the combined enterprise. The unaudited pro forma adjustments are based upon currently available information and upon certain assumptions that management of Starbase Corporation believes are reasonable under the circumstances.


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                              STARBASE CORPORATION
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

                     (in thousands except per share amounts)



                                                                              Year ended
                                           --------------------------------------------------------------------------------
                                            Starbase          Worldweb           TBI
                                            March 31,       December 31,     February 23,      Pro Forma            Combined
                                              2001              2000          2001 (1)        Adjustments          Pro Forma
                                            ---------       ------------     ------------     -----------          ---------
Revenues:
  License                                   $  31,735        $   1,189        $  14,457                            $  47,381
  Service                                       9,905            3,105            9,245                               22,255
                                            ---------        ---------        ---------        ---------           ---------
    Total revenues                             41,640            4,294           23,702                               69,636

Cost of Revenues:
  License                                       1,330               --            6,697                                8,027
  Service                                       4,560            2,316            3,199                               10,075
  Amortization of intangibles                   2,426               --               --            4,488 (3)           6,914
                                            ---------        ---------        ---------        ---------           ---------
    Total cost of revenues                      8,316            2,316            9,896            4,488              25,016
                                            ---------        ---------        ---------        ---------           ---------
Gross margin                                   33,324            1,978           13,806           (4,488)             44,620

Operating Expenses:
  Research and development                     12,327            4,575            4,638                               21,540
  Sales and marketing                          21,888            8,256            3,601                               33,745
  General and administrative                    7,231            2,767           15,078                               25,076
  Non-cash stock based compensation             1,502               --               --              243 (2)           1,745
  In-process research and development           1,200               --               --                                1,200
  Amortization of intangibles                   6,686               --               --           13,134 (3)          19,820
                                            ---------        ---------        ---------        ---------           ---------

    Total operating expenses                   50,834           15,598           23,317           13,377             103,126
                                            ---------        ---------        ---------        ---------           ---------
Operating loss                                (17,510)         (13,620)          (9,511)         (17,865)            (58,506)
Interest and other income (expense)               980              (44)          (1,376)              --                (440)
                                            ---------        ---------        ---------        ---------           ---------
Loss before income taxes                      (16,530)         (13,664)         (10,887)         (17,865)            (58,946)
Provision for income taxes                         22               --               --               --                  22
                                            ---------        ---------        ---------        ---------           ---------
Net loss                                      (16,552)         (13,664)         (10,887)         (17,865)            (58,968)
Non-cash dividend and accretion
   of beneficial conversion feature                --           (3,943)              --               --              (3,943)
                                            ---------        ---------        ---------        ---------           ---------
Net loss applicable to
  common stockholders                       $ (16,552)       $ (17,607)       $ (10,887)       $ (17,865)          $ (62,911)
                                            =========        =========        =========        =========           =========

Per share data:
  Basic and diluted net loss per
    common share                            $   (0.34)                                                             $   (0.95)
                                            =========                                                              =========

  Basic and diluted weighted average
    common shares outstanding                  49,107                                             16,831(4)           65,938
                                            =========                                          =========           =========


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                     NOTES TO PRO FORMA FINANCIAL STATEMENTS


(1) Reflects the consolidated statement of operations of TBI for the period from March 1, 2000 to February 23, 2001.

(2) To reflect the amortization of non-cash compensation for the unvested stock options assumed as a result of acquisition of TBI.

(3) To reflect eleven months amortization of intangibles as a result of the acquisitions allocated as follows:


     Worldweb:

     Developed technology     $ 4,600,000      Amortized over two years on a straight-line basis.

     Assembled workforce      $ 1,200,000      Amortized over four years on a straight-line basis.

     Goodwill                 $29,427,000      Amortized over five years on a straight-line basis.


     TBI:

     Developed technology     $ 8,100,000      Amortized over three years on a straight-line basis.

     Customer list            $ 2,600,000      Amortized over two years on a straight-line basis.

     Assembled workforce      $ 3,300,000      Amortized over five years on a straight-line basis.

     Goodwill                 $31,345,000      Amortized over five years on a straight-line basis.


     These allocations are preliminary and may change once other valuation information is received.

(4) To adjust for the 8,300,000 and 10,505,280 shares of Starbase common stock issued in the acquisitions of Worldweb and TBI, respectively, in the basic and diluted net loss per share calculation.



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